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                                                                   EXHIBIT 10.13




                                      DEED
                           Dated 29th of November 2001
                                     PARTIES

                          KARUBA INTERNATIONAL PTY LTD

                                DR. BILL E. CHAM

                           LIPID SCIENCES INCORPORATED
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DEED made 29th of November 2001

PARTIES           KARUBA INTERNATIONAL PTY LTD
                  of 190 Woodlands Drive, Thornlands, Queensland
                  ("KARUBA")

AND               BILL E. CHAM, PH.D.
                  of 190 Woodlands Drive, Thornlands, Queensland
                  ("CHAM")

AND               LIPID SCIENCES INCORPORATED
                  of 7068 Koll Centre Parkway, Suite 401 Pleasanton, California, United States of America
                  ("LSI")

INTRODUCTION

A.       Karuba has entered into the Services Agreement

B.       In the Services Agreement Karuba must:

         (1)      make Cham available to LSI; and

         (2)      enter into this Deed with Cham.

IT IS AGREED

1.       Definitions and Interpretation

1.1      Definitions

         In this Deed:

         (1) "COMPETING PRODUCTS" means products and services that remove or are intended to remove Lipid from biological fluids or other biological moieties, including but not limited to, viruses;

         (2) "CONFIDENTIAL INFORMATION" means any information that is confidential in nature not being already in the public domain, including, but not limited to:

                  (a)      Information in connection with LSI's business;

                  (b)      LSI's technical data; and

                  (c)      LSI's Intellectual Property Rights;

         (3) "DEED" means this document, including any schedule or annexure to it;

         (4) "INTELLECTUAL PROPERTY RIGHTS" means all of the rights in relation to copyright, patents, trademarks, registered designs, trade secrets and know-how and all other intellectual property as defined in Article 2 of the 1967 Berne Convention establishing the World Intellectual Property Organization;

         (5) "INVENTIONS" means all improvements, inventions, works of authorship, formulas, ideas, processes, techniques, know-how and data, whether or not patentable.

         (6) "SERVICE AGREEMENT" means the service agreement entered into between LSI and Karuba dated 27 November 2001 by which Karuba agrees to provide certain services to LSI using Cham as Karuba's nominated person.

1.2      Interpretation

         (1)      Reference to:

                  (a)      one gender includes the others;

                  (b) the singular includes the plural and the plural includes the singular;

                  (c)      a person includes a body corporate;


Deed                                                                      Page 1
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                  (d)      a party includes the party's executors,
                           administrators, successors and permitted assigns;

                  (e) a statute, regulation or provision of a statute or regulation ("STATUTORY PROVISION") includes:

                           (i) that Statutory Provision as amended or re-enacted from time to time; and

                           (ii) a statute, regulation or provision enacted in replacement of that Statutory Provision; and

                  (f) money is to Australian dollars, unless otherwise stated.

         (2) "INCLUDING" and similar expressions are not words of limitation.

         (3) Where a word or expression is given a particular meaning, other parts of speech and grammatical forms of that word or expression have a corresponding meaning.

         (4) Headings and any table of contents or index are for convenience only and do not form part of this Deed or affect its interpretation.

         (5) A provision of this Deed must not be construed to the disadvantage of a party merely because that party was responsible for the preparation of the Deed or the inclusion of the provision in the Deed.

         (6) If an act must be done on a specified day, which is not a Business Day, it must be done instead on the next Business Day.

1.3      Parties

         (1) If a party consists of more than 1 person, this Deed binds each of them separately and any 2 or more of them jointly.

         (2) An obligation, representation or warranty in favour of more than 1 person is for the benefit of them separately and jointly.

         (3) A party, which is a trustee is bound both personally and in its capacity as a trustee.

2.       Confidential Information

2.1 Cham agrees to comply with Karuba's obligations in clause 4 of the Service Agreement - to keep confidential all of LSI's Confidential Information and Cham must not do any act, which if done by Karuba, would constitute a breach by Karuba of its obligations to LSI regarding Confidential Information.

2.2 Without limiting clause 2.1, Cham agrees to keep confidential all Confidential Information and must not disclose, use, copy, publish, summarise or remove any Confidential Information from Karuba's or LSI's premises unless:

         (1) It is necessary in order for Cham to carry out Karuba's obligation in the Service Agreement; and

         (2)      Cham has LSI's prior written consent.

2.3 During the term of the Service Agreement and after its termination, Cham will not disclose or allow anyone else to use or disclose any:

         (1)      confidential Information; or

         (2) knowledge about LSI, its employees, products, consultants or customers except:

         (3) as is required and is necessary for Karuba to carry out its obligations under the Service Agreement; or

         (4)      with LSI's prior written consent.

2.4 Cham will not disclose directly or indirectly to any third party or parties any information or knowledge that Cham may acquire in relation to the Confidential Information without LSI's prior written consent.


Deed                                                                      Page 2
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2.5      Cham's obligations in this clause 2 continue after the termination of the Service Agreement.

3.       LSI's Property

3.1      All:

         (1)      paper;

         (2)      records;

         (3)      data;

         (4)      notes and drawings;

         (5)      files;

         (6)      documentation; and

         (7)      information;

         whether in written or electronic form, including all copies and that relate to LSI's business, which is the subject of the Services Agreement, remains LSI's sole and exclusive property even if that property is:

         (1)      in Cham's possession; or

         (2)      created by Cham;

         in connection with or as part of Karuba obligations under the Service Agreement.

3.2 Upon the expiration or termination of the Service Agreement, Cham will promptly deliver all of LSI's property that is in his possession or control to LSI and will sign and deliver to LSI the "Termination Certificate" attached at Schedule 3, and shall make no further use thereof.

4.       Assignment of Intellectual Property Rights

4.1 Cham agrees to promptly disclose to Karuba and LSI in writing all Inventions and Intellectual Property Rights:

         (1)      made;

         (2)      conceived;

         (3)      developed;

         (4)      reduced to practice; or

         (5)      learned

         by Cham either alone or jointly with others during the term of this Deed and the Service Agreement.

4.2 Cham, by way of assignment of existing and future rights, including future copyright pursuant to Section 197 of the Copyright Act 1968 assigns to Karuba, any rights Cham may have or acquire in any and all Inventions or Intellectual Property Rights which Inventions or Intellectual Property Rights will then be assigned to LSI pursuant to the Service Agreement and will remain the sole property of LSI.

4.3 Cham must assist Karuba in every proper way to obtain and enforce patents, copyrights or other rights in connection with any Inventions or Intellectual Property Rights for LSI in any and all countries and will execute all documents reasonably necessary or appropriate for this purpose.

4.4 Cham irrevocably designates and appoints LSI and its authorised officers and agents as his agent and attorneys to act for and on his behalf for the purpose of executing and filing any such documents and doing all acts to comply with his obligations under this clause 4 and Karuba's obligation under the Service Agreement.


Deed                                                                      Page 3
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5.       Conflict of Interest

5.1      Cham warrants to Karuba and LSI that:

         (1) he has no other agreements or commitments which would hinder the performance of his obligations under this Deed or Karuba's obligations under the Service Agreement and Cham agrees not to enter into any of such agreements during the term of this Deed and the Service Agreement;

         (2) his performance of all the terms of this Deed will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by Cham in confidence or trust prior or subsequent to the commencement of Service Agreement, and Cham will not disclose to LSI, or induce LSI to use, any inventions, confidential or proprietary information or material belonging to any previous employer or any other party.

6.       Non-solicitation and Non-compete

6.1      Cham must not:

         (1)      during the term of this Deed or the Service Agreement; and

         (2) for a period of 4 months after the termination of the Service Agreement;

         without LSI's prior written consent, either on his behalf or on any other person or entity's behalf either directly or indirectly:

         (3) approach, solicit or contact any of LSI's customers to sell, to try to sell, assist in the sale of or provide:

                  (a)      the Competing Products;

                  (b) products or services that are similar to or which compete with or which can be used for the same purposes as products or services sold or offered for sale or provided by LSI or which were developed by LSI.

         (4) Induce or attempt to induce any of LSI's customers to refrain from purchasing LSI's products or to cancel or fail to renew any contract with LSI;

         (5) receive any money or financial benefit for referring, introducing or disclosing to another person or entity or selling any of the Competing Products or any information about an LSI customer; or

         (6) interfere with or attempt to interfere with any business relationship LSI has with any of its suppliers or customers.

6.2      Cham must not:

         (1)      during the term of this Deed or the Service Agreement; and

         (2) for a period of 4 months after the termination of the Service Agreement;

         without LSI's prior written consent, either on his behalf or on any other person or entity's behalf either directly or indirectly approach, solicit, entice, contact, recruit, communicate with, induce, employ, try to employ or hire any salesperson, engineer, technician, manager or executive level employee of LSI for the purpose of having that person join, contract with or associate with or consult with some other business which sells or intends to sell the Competing Products.

6.3      Cham must not,

         (1)      during the term of this Agreement, and

         (2)      for a four month period after the term of this Agreement,

         without the LSI's prior written consent, directly or indirectly, as a consultant, employee, agent, director, or in any other individual or representative capacity, engage or participate in providing, in any way, shape or form, Competing Products.


Deed                                                                      Page 4
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7.       Severability

7.1 If anything in this Deed is unenforceable, illegal or void then it is severed and the rest of this Deed remains in force.

8.       Variation

8.1 An amendment or variation to this Deed is not effective unless it is in writing and signed by the parties.


9.       Waiver

9.1 A party's failure or delay to exercise a power or right does not operate as a waiver of that power or right.

9.2 The exercise of a power or right does not preclude either its exercise in the future or the exercise of any other power or right.

9.3      A waiver is not effective unless it is in writing.

9.4 Waiver of a power or right is effective only in respect of the specific instance to which it relates and for the specific purpose for which it is given.

10.      Governing Law and Jurisdiction

10.1     The law of Queensland governs this Deed.

10.2 The parties submit to the non-exclusive jurisdiction of the courts of Queensland and of the Commonwealth of Australia.


                 SCHEDULE 3 TERMINATION OF SERVICES CERTIFICATE

Reference is made to that certain Deed, dated November 29, 2001 by and among Karuba International Pty Ltd., and Bill E. Cham and Lipid Sciences, Inc. ("LSI") (the "Deed"). All capitalized terms used herein and not otherwise defined shall have the meaning given to them in the Deed.

This is to certify that the undersigned does not have in his or its possession, nor has the undersigned failed to return, any papers, records, data, notes, drawings, models, files, documents, samples, devices, products, equipment, and other materials, including reproductions of any of the aforementioned items, belonging to, or relating to the business of, Lipid Sciences, Inc., its subsidiaries, affiliates, successors, or assigns (together, LSI). As well as any information generated by the undersigned (alone or with others) as a result o f the Services performed under the Service Agreement, or from access to Confidential Information, and shall make no further use thereof.


Deed                                                                      Page 5
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The undersigned further certifies that the undersigned has complied with all the terms of the Deed signed by the undersigned, including the reporting of any inventions and original works of authorship conceived or made by Cham, solely or jointly with others, covered by that Deed.

The undersigned further agrees that, in compliance with the Deed, the undersigned will hold in confidence and will not disclose, use, copy, publish, or summarize any Confidential Information of LSI or of any of its customers, vendors, consultants, and other parties with which it does business.


/s/ Bill E. Cham                  29-11-01
------------------------------------------
    Bill E. Cham, Ph.D.           Date


--------------------------------------------------------------------------------
EXECUTED as a deed,

EXECUTED by KARUBA INTERNATIONAL             )
PTY LTD CAN 098 855 719 in accordance with   )
section 127 of the Corporations Act 2001:    )

/s/ Tania Chase                                   /s/ Bill E. Cham
---------------------------------------------     ----------------
Director/Company Secretary                        Director
Ms. Tania Chase                                   Dr. Bill E. Cham
---------------------------------------------     ----------------
Name of Director/Company Secretary                Name of Director
(BLOCK LETTERS)                                   (BLOCK LETTERS)

SIGNED SEALED AND DELIVERED by DR Bill       )
E. CHAM in the presence of:                  )
                                             )


/s/ Tania Chase                                   /s/ Bill E. Cham
---------------------------------------------     ----------------
Signature of Witness
Ms. Tania Chase
---------------------------------------------
Name of Witness (BLOCK LETTERS)
190 Woodlands Drv. Thornlands QLD H16H
---------------------------------------------
Address of Witness

EXECUTED by LIPID SCIENCES                   )
INCORPORATED in accordance with its          )
constitution:                                )


/s/ Sandra A. Gardiner                            /s/ Phil Radlick
---------------------------------------------     ----------------
    Company Secretary                                 Director
    Sandra A. Gardiner                                Phil Radlick




Deed                                                                      Page 6
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                                TABLE OF CONTENTS

1.       Definitions and Interpretation...............................       1

2.       Confidential Information.....................................       2

3.       LSI's Property...............................................       3

4.       Assignment of Intellectual Property Rights...................       3

5.       Conflict of Interest.........................................       4

6.       Non-solicitation and Non-compete.............................       4

7.       Severability.................................................       5

8.       Variation....................................................       5

9.       Waiver.......................................................       5

10.      Governing Law and Jurisdiction...............................       5
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Deed                                                                      Page 1